EXHIBIT 99.2

                                 Bringing life and convenience together in one place™

KITE REALTY GROUP TRUST
QUARTERLY FINANCIAL SUPPLEMENT

December 31, 2009

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Ofﬁcer
Adam Chavers, Director of Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – DECEMBER 31, 2009

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
9	Funds from Operations and Other Financial Information for the Three and Twelve Months Ended December 31
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of December 31, 2009
11	Same Property Net Operating Income for the Three and Twelve Months Ended December 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of December 31, 2009
14	Schedule of Outstanding Debt as of December 31, 2009
17	Refinancing Update
18	Joint Venture Summary – Unconsolidated Properties
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Twelve Months Ended December 31
21	Top 10 Retail Tenants by Gross Leasable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics Including Joint Venture Properties
28	Summary Commercial Portfolio Statistics
29	Current Development Pipeline
30	Current Redevelopment Projects
31	Shadow Pipeline
32	Geographic Diversification – Operating Portfolio
33	Operating Retail Properties
37	Operating Commercial Properties
38	Retail Operating Portfolio – Tenant Breakdown

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CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States.  We are organized as a real estate investment trust ("REIT") for federal income tax purposes.  As of December 31, 2009, we owned interests in 55 operating properties totaling approximately 8.4 million square feet, an additional 0.3 million square feet in two properties currently under development and another 0.5 million square feet in five properties under redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2009

➢	Operating Retail Properties	51
➢	Operating Commercial Properties	4
➢	Total Properties Under Development	2
➢	Total Properties Under Redevelopment	5
➢	States	9
➢	Total GLA/NRA of Operating Properties	8,383,247
➢	Owned GLA/NRA of Operating Properties	5,495,802
➢	Owned GLA of Properties Under Development/Redevelopment	791,506
➢	Percentage of Owned GLA/NRA Leased – Total Portfolio	90.7%
➢	Percentage of Owned GLA Leased – Retail Operating	90.1%
➢	Percentage of Owned NRA Leased – Commercial Operating	96.2%
➢	Total Full-Time Employees, including 69 home office employees	90

Stock Listing:  New York Stock Exchange symbol: KRG

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CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Director of Investor Relations	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear
Kite Realty Group Trust	(212) 885-4170	(727) 567-2253
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Indianapolis, IN 46204
(317) 577-5609/(317) 713-5684	Citigroup Global Markets	RBC Capital Markets
dsink@kiterealty.com	Mr. Michael Bilerman	Mr. Rich Moore
achavers@kiterealty.com	(212) 816-1383	(440) 715-2646
	michael.bilerman@citigroup.com	rich.moore@rbccm.com
Transfer Agent:
	Janney Montgomery Scott	Stifel, Nicolaus & Company, Inc.
BNY Mellon Shareholder Services	Mr. Andrew T. Dizio, CFA	Mr. David M. Fick, CPA/Mr. Nathan Isbee
Mr. James Balsan	(215) 665-6439	(443) 224-1308/(443) 224-1346
480 Washington Blvd., 29th Floor	adizio@jmsonline.com	dmfick@stifel.com
Jersey City, NJ 07310		nisbee@stifel.com
(800) 820-8521	KeyBanc Capital Markets
	Mr. Jordan Sadler /Mr. Todd Thomas	Wells Fargo Securities, LLC
	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	tthomas@keybanccm.com	(617) 603-4262
	jsadler@keybanccm.com	jeff.donnelly@wachovia.com
Barclays Capital
45 Broadway	Morgan Keegan
20th Floor	Steve Swett
New York, NY 10006	(212) 508-7585
(646) 333-7000	stephen.swett@morgankeegan.com

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IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 to be filed on or about March 16, 2010, which should be read in conjunction with this supplement.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession and governmental action and policies;
•	financing risks; including access to capital at desirable terms
•	the level and volatility of interest rates;
•	financial stability of tenants; including their ability to pay rent;
•	the need to recognize additional impairment charges;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper.  The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions.  Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items.  We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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CORPORATE STRUCTURE CHART – DECEMBER 31, 2009

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CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2009	December 31, 2008
Assets:
Investment properties, at cost:
Land	$226,506,781	$227,781,452
Land held for development	27,546,315	25,431,845
Buildings and improvements	736,027,845	690,161,336
Furniture, equipment and other	5,060,233	5,024,696
Construction in progress	176,689,227	191,106,309
	1,171,830,401	1,139,505,638
Less: accumulated depreciation	(127,031,144)	(104,051,695)
	1,044,799,257	1,035,453,943
Cash and cash equivalents	19,958,376	9,917,875
Tenant receivables, including accrued straight-line rent of $8,570,069 and $7,221,882, respectively, net of allowance for uncollectible accounts	18,537,031	17,776,282
Other receivables	9,326,475	10,357,679
Investments in unconsolidated entities, at equity	10,799,782	1,902,473
Escrow deposits	11,377,408	11,316,728
Deferred costs, net	21,509,070	21,167,288
Prepaid and other assets	4,378,045	4,159,638
Total Assets	$1,140,685,444	$1,112,051,906

Liabilities and Equity:
Mortgage and other indebtedness	$658,294,513	$677,661,466
Accounts payable and accrued expenses	32,799,351	53,144,015
Deferred revenue and other liabilities	19,835,438	24,594,794
Total Liabilities	710,929,302	755,400,275
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	47,307,115	67,276,904
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 63,062,083 shares and 34,181,179 shares issued and outstanding at December 31, 2009 and December 31, 2008, respectively	630,621	341,812
Additional paid in capital	449,863,390	343,631,595
Accumulated other comprehensive loss	(5,802,406)	(7,739,154)
Accumulated deficit	(69,613,763)	(51,276,059)
Total Kite Realty Group Trust Shareholders’ Equity	375,077,842	284,958,194
Noncontrolling Interests	7,371,185	4,416,533
Total Equity	382,449,027	289,374,727
Total Liabilities and Equity	$1,140,685,444	$1,112,051,906

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CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND TWELVE MONTHS (UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Revenue:
Minimum rent	$18,000,595	$17,000,686	$71,612,415	$71,313,482
Tenant reimbursements	4,750,543	3,511,969	18,163,191	17,729,788
Other property related revenue	1,678,577	2,069,383	6,065,708	13,916,680
Construction and service fee revenue	4,855,122	19,148,029	19,450,789	39,103,151
Total revenue	29,284,837	41,730,067	115,292,103	142,063,101
Expenses:
Property operating	4,821,688	4,569,335	18,188,710	16,388,515
Real estate taxes	3,110,577	2,063,166	12,068,903	11,864,552
Cost of construction and services	4,233,332	16,860,244	17,192,267	33,788,008
General, administrative, and other	1,435,172	1,461,208	5,711,623	5,879,702
Depreciation and amortization	8,283,015	10,606,523	32,148,318	34,892,975
Total expenses	21,883,784	35,560,476	85,309,821	102,813,752
Operating income	7,401,053	6,169,591	29,982,282	39,249,349
Interest expense	(6,567,135)	(7,254,291)	(27,151,054)	(29,372,181)
Income tax (expense) benefit of taxable REIT subsidiary	(7,236)	(391,053)	22,293	(1,927,830)
Income from unconsolidated entities	—	629,489	226,041	842,425
Gain on sale of unconsolidated property	—	1,233,338	—	1,233,338
Non-cash gain from consolidation of subsidiary	—	—	1,634,876	—
Other income, net	98,191	15,497	224,927	157,955
Income from continuing operations	924,873	402,571	4,939,365	10,183,056
Discontinued operations:
Operating (loss) income from discontinued operations	(18,614)	(322,086)	(732,621)	330,482
Non-cash loss on impairment of real estate asset	—	—	(5,384,747)	—
Loss on sale of operating property	—	(2,689,888)	—	(2,689,888)
Loss from discontinued operations	(18,614)	(3,011,974)	(6,117,368)	(2,359,406)
Consolidated net income (loss)	906,259	(2,609,403)	(1,178,003)	7,823,650
Less: Net income (loss) attributable to noncontrolling interests	(262,982)	615,045	(603,763)	(1,730,524)
Net income (loss) attributable to Kite Realty Group Trust	$643,277	$(1,994,358)	$(1,781,766)	$6,093,126

Income (loss) per common share – basic and diluted
Income from continuing operations attributable to Kite Realty Group Trust common shareholders	$0.01	$0.01	$0.07	$0.26
Loss from discontinued operations attributable to Kite Realty Group Trust common shareholders	(0.00)	(0.07)	(0.10)	(0.06)
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$0.01	$(0.06)	$(0.03)	$0.20

Weighted average common shares outstanding - basic	62,997,180	33,920,594	52,146,454	30,328,408
Weighted average common shares outstanding - diluted	63,132,990	33,920,594	52,146,454	30,340,449
Dividends declared per common share	$0.0600	$0.2050	$0.3325	$0.8200

Net income (loss) attributable to Kite Realty Group Trust common shareholders:
Income from continuing operations	$665,109	$365,475	$3,515,875	$7,945,260
Discontinued operations	(21,832)	(2,359,833)	(5,297,641)	(1,852,134)
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$643,277	$(1,994,358)	$(1,781,766)	$6,093,126

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FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND TWELVE MONTHS

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Consolidated net income (loss)1	$906,259	$(2,609,403)	$(1,178,003)	$7,823,650
Add loss on sale of operating property	—	2,689,888	—	2,689,888
Less non-cash gain from consolidation of subsidiary, net of noncontrolling interests	—	—	(980,926)	—
Less gain on sale of unconsolidated property	—	(1,233,338)	—	(1,233,338)
Less net income attributable to noncontrolling interests in properties	(137,333)	(23,877)	(879,463)	(61,707)
Add depreciation and amortization of consolidated entities, net of noncontrolling interests	7,908,465	11,030,742	31,601,550	35,438,229
Add depreciation and amortization of unconsolidated entities	—	102,051	157,623	406,623
Funds From Operations of the Kite Portfolio2	8,677,391	9,956,063	28,720,781	45,063,345
Less redeemable noncontrolling interests in Funds From Operations	(675,265)	(1,894,985)	(3,848,585)	(9,688,619)
Funds From Operations allocable to the Company2	$8,002,126	$8,061,078	$24,872,196	$35,374,726

Basic and Diluted FFO per share of the Kite Portfolio	$0.12	$0.24	$0.48	$1.17

Funds From Operations of the Kite Portfolio	$8,677,391	$9,956,063	$28,720,781	$45,063,345
Add back: Non-cash loss on impairment of real estate asset	—	—	5,384,747	—
Funds From Operations of the Kite Portfolio excluding non-cash loss on impairment of real estate asset	$8,677,391	$9,956,063	$34,105,528	$45,063,345
Basic and Diluted FFO per share of the Kite Portfolio (excluding non-cash loss on impairment of real estate asset)	$0.12	$0.24	$0.57	$1.17

Basic weighted average Common Shares outstanding	62,997,180	33,920,594	52,146,454	30,328,408
Diluted weighted average Common Shares outstanding	63,132,990	33,937,604	52,239,335	30,340,449
Basic weighted average Common Shares and Units outstanding	71,038,551	42,127,855	60,194,986	38,618,663
Diluted weighted average Common Shares and Units outstanding	71,174,361	42,144,865	60,287,866	38,630,704

Other Financial Information:
Capital expenditures3
Tenant improvements - Retail	$226,680	$77,622	$705,908	$334,544
Tenant improvements – Commercial4	—	3,502	—	114,584
Leasing commissions - Retail	347,387	27,052	674,149	404,632
Leasing commissions – Commercial	212,376	—	214,192	120,240
Capital improvements4	245,353	86,624	804,566	540,326
Scheduled debt principal payments	1,104,427	827,281	3,977,103	3,144,868
Straight line rent	259,718	83,016	1,591,209	1,040,456
Market rent amortization income from acquired leases	786,604	(30,797)	3,120,359	2,769,256
Market debt adjustment	107,714	107,714	430,858	430,858
Capitalized interest	2,301,140	2,879,547	8,892,218	10,061,770
Mark to market lease amount in Deferred revenue and Other liabilities on consolidated balance sheet	12,690,211
Additional Construction in progress not in development pipelines	37,688,018
____________________
1	Includes non-cash impairment loss on a real estate asset of $5,384,747 for the twelve months ended December 31, 2009.

2
“Funds From Operations of the Kite Portfolio” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

3	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.

4	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

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MARKET CAPITALIZATION AS OF DECEMBER 31, 2009

	As of December 31, 2009
		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:

Total Common Shares Outstanding	88.8%	63,062,083

Operating Partnership ("OP") Units Outstanding	11.2%	7,978,498

Combined Common Shares and OP Units	100.0%	71,040,581

Market Price of Common Shares at December 31, 2009		$4.07

Total Equity Capitalization		$289,135,165	32%

Debt Capitalization:
Company Outstanding Debt		$658,294,513

Less: Partner Share of Consolidated Joint Venture Debt		(51,727,883)

Company Share of Outstanding Debt		606,566,630

Pro-rata Share of Unconsolidated Joint Venture Debt		14,530,793

Less: Cash and Cash Equivalents		(19,958,376)

Total Net Debt Capitalization		$601,139,047	68%

Total Market Capitalization as of December 31, 2009		$890,274,212	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2009

Consolidated Undepreciated Real Estate Assets	$1,171,830,401
Company Share of Unconsolidated Real Estate Assets	25,729,647
Escrow Deposits	11,377,408
$1,208,937,456

Total Consolidated Debt	$658,294,513
Company Share of Joint Venture Debt	14,530,793
Less: Cash	(19,958,376)
$652,866,930

Ratio of Debt to Total Undepreciated Real Estate Assets	54.0%

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SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	% Change	2009	2008	% Change
Number of properties at period end1	54	54		54	54

Leased percentage at period end	90.5%	91.9%		90.5%	91.9%
Minimum rent	$16,458,434	$16,664,516		$63,368,028	$64,651,336
Tenant recoveries	3,938,003	3,260,008		15,841,938	15,938,145
Other income	317,439	451,848		1,613,448	1,753,671
Pro rata share of revenue – unconsolidated joint venture properties	—	—		600,702	599,573
	20,713,876	20,376,372		81,424,116	82,942,725

Property operating expenses	3,920,465	3,851,371		15,063,854	15,035,488
Real estate taxes	2,521,445	1,814,162		10,594,051	10,583,795
Pro rata share of expenses – unconsolidated joint venture properties	—	—		211,906	203,208
	6,441,910	5,665,533		25,869,811	25,822,491
Net operating income – same properties (54 properties)2	$14,271,966	$14,710,839	-3.0%	$55,554,305	$57,120,234	-2.7%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,271,966	$14,710,839		$55,554,305	$57,120,234
Other income (expense), net	(13,628,689)	(16,705,197)		(57,336,071)	(51,027,108)
Net income (loss) attributable to Kite Realty Group Trust	$643,277	$(1,994,358)		$(1,781,766)	$6,093,126

____________________
1	Same Property analysis excludes Courthouse Shadows, Four Corner Square, Shops at Rivers Edge, Coral Springs and Bolton Plaza properties as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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NET OPERATING INCOME BY QUARTER

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Revenue:
Minimum rent	$18,000,595	$17,777,146	$17,900,174	$17,934,500	$17,000,686
Tenant reimbursements	4,750,543	4,220,185	4,654,376	4,538,087	3,511,969
Other property related revenue1	1,233,143	671,534	1,448,382	1,206,632	1,646,976
Parking revenue, net2	56,305	201,823	233,996	153,042	210,532
	24,040,586	22,870,688	24,236,928	23,832,262	22,370,163
Expenses:
Property operating – Recoverable3	3,618,959	3,296,572	3,086,331	3,986,298	3,398,764
Property operating – Non-Recoverable3	966,653	706,716	665,163	1,148,703	1,045,186
Real estate taxes	2,994,526	2,755,011	3,610,110	2,669,997	2,000,640
	7,580,138	6,758,299	7,361,604	7,804,998	6,444,590
Net Operating Income – Properties	16,460,448	16,112,389	16,875,324	16,027,264	15,925,573

Other Income (Expense):
Construction and service fee revenue4	4,855,122	2,684,209	5,762,463	6,148,995	19,148,029
Cost of construction and services4	(4,233,332)	(2,381,885)	(5,017,734)	(5,559,316)	(16,860,244)
General, administrative, and other	(1,435,172)	(1,387,407)	(1,545,964)	(1,343,080)	(1,461,208)
	(813,382)	(1,085,083)	(801,235)	(753,401)	826,577

Earnings Before Interest, Taxes, Depreciation and Amortization	15,647,066	15,027,306	16,074,089	15,273,863	16,752,150

Depreciation and amortization	(8,246,013)	(7,702,482)	(8,654,449)	(7,437,098)	(10,582,559)
Interest expense	(6,567,135)	(6,815,787)	(6,991,624)	(6,776,508)	(7,254,291)
Income tax (expense) benefit of taxable REIT subsidiary	(7,236)	80,714	(13,233)	(37,952)	(391,053)
Equity in earnings of unconsolidated entities	—	73,523	121,017	31,500	629,489
Gain on sale of unconsolidated property5	—	—	—	—	1,233,338
Non-cash gain from consolidation of subsidiary6	—	1,634,876	—	—	—
Other income	98,191	42,230	35,622	48,884	15,497
Income (loss) from continuing operations	924,873	2,340,380	571,423	1,102,689	402,571
Discontinued operations7:
Operating loss from discontinued operations	(18,614)	(231,260)	(266,036)	(216,711)	(322,086)
Non-cash loss on impairment of real estate asset	—	(5,384,747)	—	—	—
Loss on sale of operating property	—	—	—	—	(2,689,888)
Loss from discontinued operations	(18,614)	(5,616,007)	(266,036)	(216,711)	(3,011,974)
Net income (loss)	906,259	(3,275,627)	305,387	885,978	(2,609,403)
Net (income) loss attributable to noncontrolling interest	(262,982)	(107,743)	(48,302)	(184,736)	615,045
Net income (loss) attributable to Kite Realty Group Trust	$643,277	$(3,383,370)	$257,085	$701,242	$(1,994,358)

NOI/Revenue	68.5%	70.4%	69.6%	67.3%	71.2%
Recovery Ratio8	71.8%	69.7%	69.5%	68.2%	65.0%

____________________
1	Other property related revenue for the three months ended December 31, 2009 includes net gains on land and outlot sales of $0.8 million and overage rent of $0.3 million.
2	Effective January 1, 2008, the Company changed the structure of the parking garage agreement at its Union Station property from a lease to a management agreement with a third party.
3	Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.
4
In December 2008, the Company sold its Spring Mill Medical build to suit asset. Construction revenue includes $10.6 million from this sale and Cost of construction and services includes $9.4 million from the sale.

5	In December 2008, the Company sold its interest in its Spring Mill Medical Center commercial property, which was an unconsolidated entity owned in a 50% owned joint venture.
6
In September 2009, the Company consolidated the financial statements of its Centre Associates operating property at the fair value of the underlying assets and liabilities. It recorded a non-cash gain of $1.6 million, its share of which was approximately $1.0 million.

7
In December 2009, the Company turned over the operations of and conveyed the title to its Galleria Plaza operating property to the ground lessor.  The Company had recognized a non-cash impairment charge of $5.4 million to write off the net book value of the property in September 2009.  Since the Company ceased operating this property during the fourth quarter, it was appropriate to reclassify the non-cash impairment loss and the operating results related to this property to discontinued operations for each of the periods presented above. In December 2008, the Company sold its Silver Glen Crossing property and the operating results and loss on the sale of this property are thus presented as discontinued operations for the periods presented above.

8	“Recovery Ratio” is computed by dividing recoverable property operating expense and real estate tax expense into tenant reimbursements.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.12

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2009
SEE REFINANCING UPDATE ON PAGE 17

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$300,893,193	45%	6.08%	5.5
Floating Rate Debt (Hedged)	219,882,480	33%	5.65%	1.9
Total Fixed Rate Debt	520,775,673	78%	5.90%	4.0
Variable Rate Debt:1
Construction Loans	77,143,865	11%	2.86%	1.2
Other Variable	279,279,685	42%	2.43%	2.0
Floating Rate Debt (Hedged)	(219,882,480)	-33%	-2.41%	-1.9
Unconsolidated	14,530,793	2%	3.28%	1.4
Total Variable Rate Debt	151,071,863	22%	2.76%	1.6
Net Premiums on Fixed Rate Debt	977,770	N/A	N/A	N/A
Total	$672,825,306	100%	5.19%	3.4

SCHEDULE OF MATURITIES BY YEAR
				SEE 2010 REFINANCING UPDATE ON PAGE 17
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Annual Maturity	Term Maturities	Corporate Debt
2010	$3,144,733	$14,940,000	$—	$41,916,671	$60,001,404	$—	$60,001,404
20112	3,124,697	88,720,020	132,800,000	28,227,194	252,871,911	13,549,200	266,421,111
2012	3,549,537	50,565,066	—	—	54,114,603	—	54,114,603
2013	3,556,861	28,527,491	—	7,000,000	39,084,352	—	39,084,352
2014	3,262,898	31,539,567	—	—	34,802,465	981,593	35,784,058
2015	2,956,748	38,301,942	—	—	41,258,690	—	41,258,690
2016 and Beyond	4,809,032	170,314,286	—	—	175,183,318	—	175,183,318
Net Premiums on Fixed Rate Debt	—	—	—	—	977,770	—	977,770
Total	$24,404,506	$422,908,372	$132,800,000	$77,143,865	$658,294,513	$14,530,793	$672,825,306

____________________
1	Variable rate debt, net of interest rate swap transactions:
	Construction	$77,143,865	11%
	Other Variable	59,397,205	9%	(includes debt on acquisition land held for development)
	Unconsolidated	14,530,793	2%	(includes debt on acquisition land held for development)
	Total	$151,071,863	22%

2	The Unsecured Credit Facility matures on February 11, 2011. A one-year extension is available if the Company remains in compliance with the facility’s restrictive covenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.13

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2009
SEE REFINANCING UPDATE ON PAGE 17

CONSOLIDATED DEBT
Fixed Rate Debt	Interest Rate	Maturity Date	Balance as of December 31, 2009	Monthly Debt Service as of December 31, 2009
50th & 12th	5.67%	11/11/14	$4,370,103	$27,190
The Centre at Panola	6.78%	1/1/22	3,658,067	36,583
Cool Creek Commons	5.88%	4/11/16	17,862,709	106,534
The Corner	7.65%	7/1/11	1,574,412	17,111
Fox Lake Crossing	5.16%	7/1/12	11,288,753	68,603
Geist Pavilion	5.78%	1/1/17	11,125,000	53,585
Indian River Square	5.42%	6/11/15	13,216,389	74,850
International Speedway Square	7.17%	3/11/11	18,596,954	139,142
Kedron Village	5.70%	1/11/17	29,700,000	141,075
Pine Ridge Crossing	6.34%	10/11/16	17,500,000	92,517
Plaza at Cedar Hill	7.38%	2/1/12	25,596,611	193,484
Plaza Volente	5.42%	6/11/15	28,499,703	161,405
Preston Commons	5.90%	3/11/13	4,305,964	28,174
Riverchase Plaza	6.34%	10/11/16	10,500,000	55,510
Sunland Towne Centre	6.01%	7/1/16	25,000,000	125,208
30 South	6.09%	1/11/14	21,682,906	142,257
Traders Point	5.86%	10/11/16	48,000,000	234,400
Whitehall Pike	6.71%	7/5/18	8,415,622	77,436
Subtotal			$300,893,193	$1,775,064

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date	Balance as of December 31, 2009	Monthly Debt Service as of December 31, 2009
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.32%	2/20/11	$50,000,000	$263,417
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.17%	2/18/11	25,000,000	128,438
Unsecured Term Loan1	KeyBank (Admin. Agent)	5.92%	7/15/11	55,000,000	271,104
Bayport Commons	Bank of America	4.48%	12/27/11	19,700,000	73,547
Eastgate Pavilion	PNC Bank	4.84%	4/30/12	15,182,480	61,236
Gateway Shopping Center	Charter One Bank	4.88%	10/31/11	20,000,000	81,333
Glendale Town Center	M&I Bank	4.40%	12/19/11	20,000,000	73,333
Ridge Plaza	TD Bank	6.56%	1/3/17	15,000,000	82,000
Subtotal				219,882,480	1,034,408
TOTAL CONSOLIDATED FIXED RATE DEBT				$520,775,673	$2,809,472
TOTAL NET PREMIUMS				$977,770

Variable Rate Debt: Mortgages	Lender	Interest Rate2	Maturity Date	Balance as of December 31, 2009
Bayport Commons3	Bank of America	LIBOR + 275	12/27/11	$20,078,916
Beacon Hill4	Fifth Third Bank	LIBOR + 125	3/30/14	7,565,349
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	15,209,670
Estero Town Commons5	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	10,500,000
Fishers Station6	National City Bank/PNC	LIBOR + 350	6/6/11	3,937,444
Gateway Shopping Center4	Charter One Bank	LIBOR + 190	10/31/11	21,042,866
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	20,553,000
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,652,440
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17	15,000,000
Shops at Rivers Edge	Huntington Bank	LIBOR + 125	2/3/10	14,940,000
Tarpon Springs Plaza	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	14,000,000
Subtotal				$146,479,685

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the Unsecured Credit Facility and Term Loan.
2	At December 31, 2009, one-month LIBOR was 0.23%.
3	The Company has a preferred return, then a 60% interest. The loan is guaranteed by Kite Realty Group, LP.
4	The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.
5	The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.
6	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.14

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2009 (CONTINUED)
SEE REFINANCING UPDATE ON PAGE 17

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of December 31, 2009
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Cobblestone Plaza3	Wachovia Bank/Wells Fargo	LIBOR + 250	3/31/10	37,500,000	30,853,252
Delray Marketplace3	Wachovia Bank/Wells Fargo	LIBOR + 300	6/30/11	9,425,000	9,425,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	18,802,194
South Elgin Commons	Charter One Bank	LIBOR + 190	9/30/10	11,550,000	11,063,419
Subtotal				$101,935,000	$77,143,865

Corporate Debt	Lender	Interest Rate1	Maturity Date		Balance as of December 31, 2009
Unsecured Credit Facility4,5	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$77,800,000
Unsecured Term Loan5	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		55,000,000
					$132,800,000

Floating Rate Debt (Hedged)	Lender	Interest Rate1	Maturity Date		Balance as of December 31, 2009
Unsecured Credit Facility5	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$(50,000,000)
Unsecured Credit Facility5	KeyBank (Admin. Agent)	LIBOR + 125	2/18/11		(25,000,000)
Unsecured Term Loan5	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		(55,000,000)
Bayport Commons	Bank of America	LIBOR + 275	12/27/11		(19,700,000)
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12		(15,182,480)
Gateway Shopping Center	Charter One Bank	LIBOR + 190	10/31/11		(20,000,000)
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11		(20,000,000)
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17		(15,000,000)
Subtotal					(219,882,480)
TOTAL CONSOLIDATED VARIABLE RATE DEBT					136,541,070
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$658,294,513

____________________
1	At December 31, 2009, the one-month LIBOR interest rate was 0.23%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4
The Company has 51 unencumbered properties and other assets of which 48 are wholly owned and used as collateral under the unsecured credit facility and three of which are owned in a joint venture.  The major unencumbered properties include: Boulevard Crossing, Broadstone Station, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, Hamilton Crossing, King's Lake Square, Market Street Village, Naperville Marketplace, PEN Products, Publix at Acworth, Redbank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

5	The Company entered into a fixed rate swap agreement which is designated as a hedge against the unsecured credit facility and term loan.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.15

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2009 (CONTINUED)
SEE REFINANCING UPDATE ON PAGE 17

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of December 31, 2009
Parkside Town Commons2	Bank of America	LIBOR + 300	2/28/11	$33,873,000	$33,873,000
Eddy Street Commons – Limited Service Hotel3	1st Source Bank	LIBOR + 315	8/18/14	10,850,000	1,963,186
Parkside Town Commons Joint Venture Partners' Share – 60%					(20,323,800)
Eddy Street Commons – Limited Service Hotel Joint Venture Partners' Share – 50%					(981,593)
KRG SHARE OF UNCONSOLIDATED DEBT					$14,530,793

TOTAL KRG CONSOLIDATED DEBT					658,294,513
TOTAL KRG DEBT					$672,825,306

____________________
1	At December 31, 2009, the one-month LIBOR interest rate was 0.23%.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of the hard cost construction financing.

3	The Company owns a 50% interest in Eddy Street Commons – Limited Service Hotel. The loan has a LIBOR floor of 0.85%.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.16

2010 REFINANCING UPDATE AS OF FEBRUARY 17, 2010

Date Closed	Property	Type of Loan	Current Lender	Balance at December 31, 2009	New Interest Rate	New Maturity Date

Subsequent Events

1/12/10	South Elgin Commons1	Construction Loan	Charter One Bank	$11,063,419	LIBOR + 325	9/30/13

2/10/10	Shops at Rivers Edge	Variable Rate Mortgage	Huntington Bank	14,940,000	LIBOR + 400	2/1/13

2/12/10	Cobblestone Plaza	Construction Loan	Wachovia Bank/Wells Fargo	30,853,252	LIBOR + 350	2/12/13

Total Subsequent Events				$56,856,671

Refinancing Summary

Total Debt Maturing in 20102				$56,856,671
Less: Subsequent Events				(56,856,671)
Remaining 2010 maturities				$ - 0 -

____________________
1	This loan has a LIBOR floor of 2.00%.

2	Total debt maturing in 2010 excludes scheduled monthly principle payments for the remainder of 2010.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.17

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

During 2009, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
The Centre – Operating Property1	60%
Parkside Town Commons – Development Property2	40%
Eddy Street Commons Limited Service Hotel – Development Property	50%

____________________
1	The financial statements of this entity were consolidated as of September 30, 2009.

2	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of project specific construction financing.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.18

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons and Eddy Street Commons Limited Service Hotel)1
(Unaudited)

	December 31, 20091	December 31, 2008
Assets:
Investment properties, at cost:
Land	$—	$1,310,561
Buildings and improvements	—	3,379,153
Construction in progress	62,204,124	57,373,714
	62,204,124	62,063,428
Less: accumulated depreciation	—	(1,952,012)
	62,204,124	60,111,416
Cash and cash equivalents	540,264	852,270
Tenant receivables, including accrued straight-line rent	—	792,359
Escrow deposits	600,000	29,448
Deferred costs, net	—	79,858
Prepaid and other assets	243,236	27,163
Total Assets	$63,587,624	$61,892,514

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$35,836,186	$58,554,548
Accounts payable and accrued expenses	980,677	1,639,978
Total Liabilities	36,816,863	60,194,526
Accumulated equity	26,770,761	1,697,988
Total Liabilities and Accumulated Equity	$63,587,624	$61,892,514

Company’s share of unconsolidated assets	$25,729,647	$25,472,938
Company’s share of mortgage and other indebtedness	$14,530,793	$24,132,729

______________________
1	The financial statements of The Centre were consolidated as of September 30, 2009.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.19

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre, Parkside Town Commons and Eddy Street Commons Limited Service Hotel)1
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	20091	2008	20091	2008
Revenue:
Minimum rent	$—	$221,103	$691,739	$965,498
Tenant reimbursements	—	51,551	256,426	297,653
Other property related revenue	—	—	20,916	—
Total revenue	—	272,654	969,081	1,263,151

Expenses:
Property operating	—	40,735	195,656	237,892
Real estate taxes	—	9,068	142,198	143,438
Total expenses	—	49,803	337,854	381,330

Operating income	—	222,851	631,227	881,821
Depreciation and amortization and other	—	(32,725)	(102,626)	(130,162)
Interest expense	—	(63,930)	(179,177)	(261,044)
Other income, net	—	—	32,090	—
Income from continuing operations	—	126,196	381,514	490,615
Discontinued operations:
Operating income from discontinued operations	—	1,171,571	—	1,352,237
Gain on sale of operating property2	—	3,544,524	—	3,544,524
Income from discontinued operations	—	4,716,095	—	4,896,761
Net income	$—	$4,842,291	$381,514	$5,387,376
Company’s share of unconsolidated net operating income	$—	$133,710	$378,736	$529,093
Company’s share of unconsolidated interest expense	$—	$38,358	$107,506	$156,626

___________________________
1	The financial statements of The Centre were consolidated as of September 30, 2009.

2	In December 2008, the Company sold its interest in its Spring Mill Medical Center commercial property, which was an unconsolidated entity in a 50% owned joint venture.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.20

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of December 31, 2009

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2009.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	—	—	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	—	—
Federated Department Stores	1	237,455	1	237,455	—	—
Dick's Sporting Goods	3	171,737	3	171,737	—	—
Ross Stores	5	147,648	5	147,648	—	—
Petsmart	6	147,069	6	147,069	—	—
Home Depot	1	140,000	—	—	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	—	—
	45	3,634,509	29	1,360,144	16	2,274,365

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

p.21

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of December 31, 2009

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2009.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA3	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1,2	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	5.2%	$2,366,871	$8.17	3.3%
Petsmart	Retail	6	147,069	2.6%	2,045,138	13.91	2.9%
Lowe's Home Improvement	Retail	2	128,997	2.3%	1,764,000	6.04	2.5%
Ross Stores	Retail	5	147,648	2.6%	1,681,504	11.39	2.4%
Dick's Sporting Goods	Retail	3	171,737	3.1%	1,666,152	9.70	2.3%
State of Indiana	Commercial	3	210,393	3.8%	1,635,911	7.78	2.3%
Marsh Supermarkets	Retail	2	124,902	2.2%	1,633,958	13.08	2.3%
Bed Bath & Beyond	Retail	5	134,298	2.4%	1,581,884	11.78	2.2%
Office Depot	Retail	5	129,099	2.3%	1,353,866	10.49	1.9%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,339,164	17.74	1.9%
Staples	Retail	4	89,797	1.6%	1,220,849	13.60	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Best Buy	Retail	2	75,045	1.3%	934,493	12.45	1.3%
Kmart	Retail	1	110,875	2.0%	850,379	7.67	1.2%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.2%
Michaels	Retail	3	68,989	1.2%	823,544	11.94	1.2%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.2%
Kerasotes Theaters4	Retail	2	43,050	0.8%	776,496	18.04	1.1%
Dominick's	Retail	1	65,977	1.2%	775,230	8.91	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.1%
The Great Atlantic & Pacific Tea Co.	Retail	1	58,732	1.0%	763,516	13.00	1.1%
Petco	Retail	3	40,778	0.7%	595,945	14.61	0.8%
Beall's	Retail	2	79,611	1.4%	588,000	7.39	0.8%
Old Navy	Retail	2	39,800	0.7%	511,800	12.86	0.7%
Burlington Coat Factory	Retail	1	107,400	1.9%	510,150	4.75	0.7%
TOTAL			2,616,824	46.8%	$29,007,066	$10.27	40.8%

____________________
1	Annualized base rent represents the monthly contractual rent for December 2009 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

3	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

4	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

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LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of December 31, 2009

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2009.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	84	314,153	5.9%	$4,412,681	6.4%	$14.05	$—
2011	106	722,828	13.6%	7,140,454	10.4%	9.88	—
2012	106	423,350	8.0%	6,949,465	10.1%	16.42	—
2013	73	509,346	9.6%	6,112,357	8.9%	12.00	—
2014	76	553,125	10.4%	7,377,971	10.8%	13.34	459,643
2015	62	678,791	12.8%	8,336,360	12.2%	12.28	181,504
2016	25	231,304	4.3%	2,933,242	4.3%	12.68	—
2017	27	400,300	7.5%	5,763,091	8.4%	14.40	266,300
2018	22	336,523	6.3%	4,518,666	6.6%	13.43	128,820
2019	19	202,657	3.8%	2,920,014	4.3%	14.41	273,000
Beyond	32	946,141	17.8%	12,136,831	17.7%	12.83	1,888,305
	632	5,318,518	100.0%	$68,601,130	100.0%	$12.90	$3,197,572

____________________
1	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2
Lease expiration table reflects rents in place as of December 31, 2009, and does not include option periods; 2010 expirations include 21 month-to-month tenants.  This column also excludes ground leases.

3	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for December 2009 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

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LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of December 31, 2009

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2009.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	5	131,269	2.5%	$1,214,584	1.8%	$9.25	$—
2011	9	480,134	9.0%	2,487,357	3.6%	5.18	—
2012	8	179,471	3.4%	1,678,862	2.5%	9.35	—
2013	3	222,521	4.2%	993,053	1.5%	4.46	—
2014	9	236,834	4.5%	2,355,657	3.4%	9.95	—
2015	18	508,219	9.6%	4,863,562	7.1%	9.57	—
2016	5	153,782	2.9%	1,318,562	1.9%	8.57	—
2017	11	277,102	5.2%	3,381,502	4.9%	12.20	—
2018	8	300,576	5.7%	3,580,504	5.2%	11.91	—
2019	7	160,999	3.0%	2,048,256	3.0%	12.72	—
Beyond	21	880,778	16.6%	10,819,453	15.8%	12.28	990,000
	104	3,531,685	66.4%	$34,741,351	50.7%	$9.84	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2
Lease expiration table reflects rents in place as of December 31, 2009, and does not include option periods; 2010 expirations include one month-to-month tenant.  This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for December 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

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LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2009

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of December 31, 2009.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	76	170,544	3.2%	$2,970,822	4.3%	$17.42	$—
2011	96	225,656	4.2%	4,359,181	6.4%	19.32	—
2012	97	234,361	4.4%	5,108,797	7.5%	21.80	—
2013	66	152,606	2.9%	3,399,481	5.0%	22.28	—
2014	65	162,481	3.1%	3,611,759	5.3%	22.23	459,643
2015	43	125,471	2.4%	2,693,291	3.9%	21.47	181,504
2016	20	77,522	1.5%	1,614,680	2.4%	20.83	—
2017	15	47,710	0.9%	1,042,425	1.5%	21.85	266,300
2018	14	35,947	0.7%	938,162	1.4%	26.10	128,820
2019	12	41,658	0.8%	871,758	1.3%	20.93	273,000
Beyond	10	32,692	0.6%	802,809	1.2%	24.56	898,305
	514	1,306,648	24.6%	$27,413,165	40.0%	$20.98	$2,207,572

____________________
1
Lease expiration table reflects rents in place as of December 31, 2009, and does not include option periods; 2010 expirations include 20 month-to-month tenants.  This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

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LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of December 31, 2009

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2010	3	12,340	0.2%	$227,276	0.3%	$18.42
2011	1	17,038	0.3%	293,916	0.4%	17.25
2012	1	9,518	0.2%	161,806	0.2%	17.00
2013	4	134,219	2.5%	1,719,822	2.5%	12.81
2014	2	153,810	2.9%	1,410,555	2.1%	9.17
2015	1	45,101	0.9%	779,507	1.1%	17.28
2016	—	—	—	—	—	—
2017	1	75,488	1.4%	1,339,164	2.0%	17.74
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
Beyond	1	32,671	0.6%	514,568	0.8%	15.75
	14	480,185	9.0%	$6,446,614	9.4%	$13.43

____________________
1	Lease expiration table reflects rents in place as of December 31, 2009, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for December 2009 for each applicable property multiplied by 12.

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SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Company Owned GLA – Operating Retail1	4,996,581	5,000,254	4,989,570	4,944,570	4,958,838
Total GLA – Operating Retail1	7,884,026	7,887,699	7,878,523	7,998,523	8,372,791
Projected Company Owned GLA Under Development or Redevelopment2	791,506	816,720	861,026	902,353	888,085
Projected Total GLA Under Development or Redevelopment2	1,097,149	1,122,363	1,166,669	1,207,996	1,193,728
Number of Operating Retail Properties	51	51	51	51	52
Number of Retail Properties Under Development or Redevelopment	7	7	8	9	8
Percentage Leased – Operating Retail	90.1%	90.8%	90.7%	90.2%	91.2%
Annualized Base Rent & Ground Lease Revenue – Retail Properties3	$60,080,585	$60,809,465	$60,969,361	$61,101,120	$61,987,904

____________________
1
Company Owned GLA represents gross leasable area owned by the Company.  Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company.  Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12.

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SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Company Owned Net Rentable Area (NRA)1	499,221	499,221	499,221	499,221	499,221
Number of Operating Commercial Properties	4	4	4	4	4
Percentage Leased – Operating Commercial Properties	96.2%	95.2%	95.2%	97.2%	96.5%
Annualized Base Rent – Commercial Properties2,3	$6,446,614	$6,370,114	$6,365,707	$6,486,922	$6,437,195

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces.  It is managed by Denison Parking, a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of December 31, 2009.

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CURRENT DEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %1	MSA	Actual/ Projected Opening Date2	Projected Owned GLA3	Projected Total GLA4	Percent of Owned GLA Occupied5	Percent of Owned GLA Pre-Leased/ Committed6	Total Estimated Project Cost7	Cost Incurred as of December 31, 20097	Major Tenants and Non-owned Anchors

Cobblestone Plaza, FL1	50%	Ft. Lauderdale	Q2 2009	132,743	138,386	17.7%	73.9%	$52,000	$45,335	Staples, Whole Foods, Party City
Eddy Street Commons, IN – I8	100%	South Bend	Q3 2009	165,000	465,000	41.3%	72.4%	35,000	27,476	Follett Bookstore, Other Retail, University of Notre Dame
Total Current Development Projects				297,743	603,386	30.8%	73.1%	$87,000	$72,811

Cost incurred as of 12/31/2009 included in Construction in progress on consolidated balance sheet9									$51,586

____________________
1	The Company owns Cobblestone Plaza through a joint venture.

2
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made.  Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

3
Projected Owned GLA represents gross leasable area we project we will own.  It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants.  It also excludes non-owned anchor space.

4
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

5	Includes tenants that have taken possession of their space or have begun paying rent.

6
Excludes outlot land parcels owned by the Company and ground leased to tenants.  Includes leases under negotiation for approximately 8,411 square feet for which the Company has signed non-binding letters of intent.

7	Dollars in thousands. Reflects both the Company’s and partners’ share of costs, except Eddy Street Commons (see Note 8).

8
The Company is the master developer for this project.  The total estimated cost of the mixed-use component of the project is approximately $70 million, the Company’s share of which is approximately $35 million.  The remaining $35 million of the project cost is attributable to apartments which will be funded and owned by a third party.  The Company has also entered into a 50/50 joint venture with White Lodging Services Corporation and commenced construction of a 119 room Fairfield Inn and Suites limited service hotel.  The Company’s share of the cost of this hotel is approximately $5.5 million which will be funded by a third party construction loan.

9	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

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CURRENT REDEVELOPMENT PROJECTS

Redevelopment Projects1	MSA	Existing Owned GLA	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost4	Cost Incurred as of December 31, 20094	Major Tenants and Non-owned Anchors
Shops at Rivers Edge, IN	Indianapolis	110,875	110,875	110,875	$2,500	$39	Pending
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	5,700	397	Academy Sports & Outdoors
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	307	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	29,177	29,177	500	40	Johnson Hardware Store
Coral Springs Plaza, FL	Boca Raton	45,906	45,906	45,906	4,500	225	Pending
Total Redevelopment Projects		493,763	493,763	493,763	$15,700	$1,008

____________________
1	Redevelopment properties have been removed from the operating portfolio statistics.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants.  It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

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SHADOW PIPELINE (Land owned/Entitlements secured/No vertical construction)

Project	MSA	KRG Ownership %	Estimated Start Date	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of December 31, 20092	Potential Tenancy
Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$60,027	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants
KRG current share of unconsolidated project3					$29,600	$24,011
Consolidated –					20%	40%
Delray Marketplace, FL4	Delray Beach	50%	TBD	296,000	$90,000	$43,898	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA5,6	Seattle	100%	TBD	127,000	11,000	10,073	Hardware Store, Shops, Drug Store
Broadstone Station, NC	Raleigh	100%	TBD	345,000	19,100	12,825	Super Wal-Mart (non-owned), Shops, Pad Sales, Jr. Boxes
South Elgin Commons, IL - II	Chicago	100%	TBD	263,000	6,800	6,347	Jr. Boxes, Super Target (non-owned) LA Fitness
New Hill Place, NC - I	Raleigh	100%	TBD	310,000	30,000	13,264	Target, Frank Theatres
Total Consolidated				1,341,000	$156,900	$86,407

____________________
1	Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors.  The Company’s interest in this joint venture is 40% as of December 31, 2009 and will be reduced to 20% at the time of project specific construction financing.

4	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

5	“Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

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GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of December 31, 2009

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,182,450	39.7%	222	$24,725,455	38.9%	$12.43
• Retail	20	1,683,229	30.6%	208	18,278,841	28.8%	12.12
• Commercial	4	499,221	9.1%	14	6,446,614	10.1%	13.43
Florida	11	1,180,641	21.4%	153	13,748,950	21.6%	12.58
Texas	7	1,099,480	20.0%	76	10,958,292	17.2%	11.60
Georgia	3	300,116	5.5%	58	4,030,147	6.4%	14.28
Washington	3	126,496	2.3%	18	2,685,228	4.2%	23.10
Ohio	1	236,230	4.3%	7	2,392,056	3.8%	10.13
Illinois	3	227,830	4.1%	18	2,934,643	4.6%	14.62
New Jersey	1	115,063	2.1%	13	1,563,530	2.5%	16.45
Oregon	2	31,169	0.6%	13	531,327	0.8%	22.97
	55	5,499,475	100.0%	578	$63,569,628	100.0%	$12.77

____________________
1	This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of December 31, 2009.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 30 parcels or outlots owned by the Company and ground leased to tenants, which contain 20 non-owned structures totaling approximately 466,604 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $2,957,572 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

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OPERATING RETAIL PROPERTIES – TABLE I

As of December 31, 2009

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons	FL	Oldsmar	2008	2008	Developed	268,556	97,112	90.2%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,631	69.5%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	229,995	98.3%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	92.0%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	95.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,380	100.0%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	55.2%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	93.3%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	98.0%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	92.6%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	89.4%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.3%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	81.4%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	89.6%
South Elgin Commons	IL	Chicago	2009	2009	Developed	45,000	45,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	—	*
Beacon Hill8	IN	Crown Point	2006	2007	Developed	127,821	57,191	50.4%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	87.0%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	53.1%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	98.6%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	75.2%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.6%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,198	94.1%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	92.3%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	58.2%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	74.2%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre5	IN	Indianapolis	1986	1986	Developed	80,689	80,689	96.5%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,612	88.4%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2009, except for Greyhound Commons and 54th & College (see * ).

4
This property is divided into two parcels: a grocery store and small shops.  The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store.  The joint venture partner is entitled to an annual preferred payment of $96,000.  All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012.  The Company has six five-year renewal options and a right of first refusal to purchase the land.

8	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Sandifur Plaza (95%).

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OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,674	98.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	54.5%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,063	115,063	82.6%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway8	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty6	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory7	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	87.7%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	77.6%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	79.2%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	85.1%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	91.2%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	99,444	91.9%
Sandifur Plaza8	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
					TOTAL	7,884,026	4,996,581	90.1%

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

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OPERATING RETAIL PROPERTIES – TABLE II

As of December 31, 2009

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Tampa	$1,592,840	$ —	$1,592,840	2.65%	$18.18	Petsmart, Best Buy, Michaels
Estero Town Commons4	FL	Naples	535,225	750,000	1,285,225	2.14%	30.05	Lowe's Home Improvement, Mattress Giant
Indian River Square	FL	Vero Beach	1,442,184	—	1,442,184	2.40%	10.25	Beall's, Target (non-owned), Lowe's Home Improvement (non-owned), Office Depot
International Speedway Square	FL	Daytona	2,359,439	394,643	2,754,082	4.58%	9.84	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	1,051,239	—	1,051,239	1.75%	13.36	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,506,599	—	1,506,599	2.51%	14.96	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,122,326	—	1,122,326	1.87%	14.32	Publix
Shops at Eagle Creek	FL	Naples	649,979	—	649,979	1.08%	16.29	Staples, Lowe’s (non-owned)
Tarpon Springs Plaza	FL	Naples	1,687,456	228,820	1,916,276	3.19%	21.91	Cost Plus, AC Moore, Staples
Wal-Mart Plaza	FL	Gainesville	954,704	—	954,704	1.59%	5.48	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	846,958	—	846,958	1.41%	11.74	Winn-Dixie
Kedron Village	GA	Atlanta	2,391,490	—	2,391,490	3.98%	16.99	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, PETCO
Publix at Acworth	GA	Atlanta	756,987	—	756,987	1.26%	11.06	Publix
The Centre at Panola	GA	Atlanta	881,669	—	881,669	1.47%	12.06	Publix
Fox Lake Crossing	IL	Chicago	1,117,501	—	1,117,501	1.86%	13.85	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	973,392	—	973,392	1.62%	12.97	TJ Maxx, PetSmart
South Elgin Commons	IL	Chicago	843,750	—	843,750	1.40%	18.75	LA Fitness
50 South Morton	IN	Indianapolis	114,000	—	114,000	0.19%	57.00
54th & College	IN	Indianapolis	—	260,000	260,000	0.43%	—	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	518,021	—	518,021	0.86%	17.97	Strack & VanTill (non-owned)
Boulevard Crossing	IN	Kokomo	1,478,142	—	1,478,142	2.46%	13.73	PETCO, TJ Maxx, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	248,597	—	248,597	0.41%	18.01	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	2,008,539	—	2,008,539	3.34%	16.35	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,000,657	—	1,000,657	1.67%	11.63	Marsh Supermarkets
Geist Pavilion	IN	Indianapolis	920,342	—	920,342	1.53%	17.17	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,192,211	—	2,192,211	3.65%	5.78	Federated Dept Store, Kerasotes Theater, Staples, Indianapolis Library, Lowe's Home Improvement Center (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.34%	—	Lowe's Home Improvement Center (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,311,324	71,500	1,382,824	2.30%	17.23	Office Depot
Martinsville Shops	IN	Martinsville	99,009	—	99,009	0.16%	15.50	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	375,328	—	375,328	0.62%	14.74	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.77%	9.42	Lowe's Home Improvement (non-owned), HH Gregg, Office Depot
The Centre4	IN	Indianapolis	1,058,170	—	1,058,170	1.76%	13.59	Osco Drug
The Corner	IN	Indianapolis	570,936	—	570,936	0.95%	15.16	Hancock Fabrics
Traders Point	IN	Indianapolis	3,965,682	435,000	4,400,682	7.32%	14.44	Dick's Sporting Goods, Kerasotes Theater, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart

____________________
1
Annualized Base Rent Revenue represents the contractual rent for December 2009 for each applicable property, multiplied by 12.  This table does not include Annualized Base Rent from development property tenants open for business as of December 31, 2009.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.
Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

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OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Traders Point II	IN	Indianapolis	$ 702,724	$ —	$ 702,724	1.17%	$27.66
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.69%	7.86	Lowe's Home Improvement Center
Zionsville Place	IN	Indianapolis	236,404	—	236,404	0.39%	19.06
Ridge Plaza	NJ	Oak Ridge	1,563,530	—	1,563,530	2.60%	16.45	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,392,056	—	2,392,056	3.98%	10.13	Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart
Cornelius Gateway	OR	Portland	258,365	—	258,365	0.43%	19.44	Fedex/Kinkos
Shops at Otty	OR	Portland	272,962	136,300	409,262	0.68%	27.73	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.85%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	628,247	—	628,247	1.05%	16.19	24 Hour Fitness, JC Penny (non-owned)
Market Street Village	TX	Hurst	1,464,961	120,000	1,584,961	2.64%	12.05	Jo-Ann Fabric, Ross Dress for Less, Office Depot
Plaza at Cedar Hill	TX	Dallas	3,167,530	—	3,167,530	5.27%	13.34	Hobby Lobby, Office Max, Ross Dress for Less, Marshalls, Sprouts Farmers Market
Plaza Volente	TX	Austin	1,922,670	110,000	2,032,670	3.38%	14.45	H-E-B Grocery
Preston Commons	TX	Dallas	634,579	—	634,579	1.06%	24.91	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	2,630,156	104,809	2,734,965	4.55%	9.38	Petsmart, Ross Dress for Less, HMY Roomstore, Kmart, Bed Bath & Beyond, Furniture Factory
50th & 12th	WA	Seattle	475,000	—	475,000	0.79%	32.76	Walgreens
Gateway Shopping Center4	WA	Seattle	2,013,908	144,000	2,157,908	3.59%	22.04	Petsmart, Ross Dress for Less, Rite Aid, Party City, Kohl’s (non-owned)
Sandifur Plaza	WA	Pasco	196,320	—	196,320	0.33%	18.96	Walgreens (non-owned)
		TOTAL	$57,123,013	$2,957,572	$60,080,585	100%	$12.66

See prior page for footnote disclosure.

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OPERATING COMMERCIAL PROPERTIES

As of December 31, 2009

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	93.6%	$4,972,509	77.1%	$17.80	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	834,705	12.9%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking Management Agreement
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	9.9%	5.56	Indiana Dept. of Administration
			TOTAL	499,221	96.2%	$6,446,614	100.0%	$13.43

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2009 for each applicable property, multiplied by 12.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of December 31, 2009.

3	The garage is managed by a third party.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

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RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of December 31, 2009

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,540	25,572	97,112	100.0%	62.9%	90.2%	$1,107,187	$485,653	$ —	$1,592,840	$15.48	$30.18	$18.18
Estero Town Commons	FL	—	25,631	25,631	0.0%	69.5%	69.5%	—	535,225	750,000	1,285,225	—	30.05	30.05
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	469,099	—	1,442,184	8.36	19.22	10.25
International Speedway Square	FL	212,995	17,000	229,995	100.0%	76.5%	98.3%	2,130,440	229,000	394,643	2,754,082	10.00	17.62	10.44
King's Lake Square	FL	49,805	35,692	85,497	100.0%	80.9%	92.0%	358,890	692,349	—	1,051,239	7.21	23.99	13.36
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	87.7%	95.4%	627,628	878,971	—	1,506,599	9.46	25.60	14.96
Riverchase Plaza	FL	48,890	29,490	78,380	100.0%	100.0%	100.0%	386,231	736,095	—	1,122,326	7.90	24.96	14.32
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	70.1%	55.2%	356,678	293,301	—	649,979	14.00	20.34	16.29
Tarpon Springs Plaza	FL	60,151	22,396	82,547	100.0%	75.2%	93.3%	1,144,008	543,448	228,820	1,916,276	19.02	32.25	21.91
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	91.0%	98.0%	554,049	400,656	—	954,704	4.01	11.14	5.48
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	78.0%	92.6%	408,452	438,506	—	846,958	7.90	21.43	11.74
Kedron Village	GA	68,845	88,564	157,409	100.0%	81.2%	89.4%	849,648	1,541,842	—	2,391,490	12.34	21.45	16.99
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	96.2%	98.3%	337,203	419,784	—	756,987	8.90	13.75	11.06
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	468,277	—	881,669	8.00	21.88	12.06
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	44.5%	81.4%	775,230	342,271	—	1,117,501	11.75	23.26	13.85
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	60.5%	89.6%	702,879	270,513	—	973,392	11.40	20.24	12.97
South Elgin Commons	IL	45,000	—	45,000	100.0%	0.0%	100.0%	843,750	—	—	843,750	18.75	—	18.75
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	114,000	—	114,000	—	57.00	57.00
54th & College	IN	—	—	—	0.0%	0.0%	—	—	—	260,000	260,000	—	—	—
Beacon Hill	IN	—	57,191	57,191	0.0%	50.4%	50.4%	—	518,021	—	518,021	—	17.97	17.97
Boulevard Crossing	IN	73,440	50,256	123,696	85.0%	90.0%	87.0%	703,400	774,742	—	1,478,142	11.27	17.14	13.73
Bridgewater Marketplace	IN	—	25,975	25,975	0.0%	53.1%	53.1%	—	248,597	—	248,597	—	18.01	18.01
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	97.2%	98.6%	643,200	1,365,339	—	2,008,539	10.11	23.03	16.35
Fishers Station	IN	57,000	57,457	114,457	100.0%	50.5%	75.2%	575,000	425,657	—	1,000,657	10.09	14.67	11.63
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	70.9%	83.6%	383,546	536,796	—	920,342	13.72	20.94	17.17
Glendale Town Commons	IN	329,588	73,610	403,198	100.0%	67.7%	94.1%	1,207,305	984,906	—	2,192,211	3.66	19.75	5.78
Greyhound Commons	IN	—	—	—	0.0%	0.0%	—	—	—	202,500	202,500	—	—	—
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	87.8%	92.3%	345,623	965,701	71,500	1,382,823	11.25	21.28	17.23
Martinsville Shops	IN	—	10,986	10,986	0.0%	58.2%	58.2%	—	99,009	—	99,009	—	15.50	15.50
Red Bank Commons	IN	—	34,308	34,308	0.0%	74.2%	74.2%	—	375,328	—	375,328	—	14.74	14.74
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Centre	IN	18,720	61,969	80,689	100.0%	95.5%	96.5%	170,352	887,818	—	1,058,170	9.10	15.00	13.59
The Corner	IN	12,200	30,412	42,612	100.0%	83.7%	88.4%	88,450	482,486	—	570,936	7.25	18.94	15.16
____________________
1	This table does not include annualized base rent from development property tenants open for business as of December 31, 2009.

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RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1 (CONTINUED)

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Traders Point	IN	238,721	40,953	279,674	100.0%	87.5%	98.2%	3,125,027	840,655	435,000	4,400,682	13.09	23.46	14.44
Traders Point II	IN	—	46,600	46,600	0.0%	54.5%	54.5%	—	702,724	—	702,724	—	27.66	27.66
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	100.0%	100.0%	—	236,404	—	236,404	—	19.06	19.06
Ridge Plaza	NJ	69,612	45,451	115,063	100.0%	56.0%	82.6%	997,762	565,768	—	1,563,530	14.33	22.22	16.45
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,259,306	132,750	—	2,392,056	9.75	29.50	10.13
Cornelius Gateway	OR	—	21,324	21,324	0.0%	62.3%	62.3%	—	258,365	—	258,365	—	19.44	19.44
Shops at Otty	OR	—	9,845	9,845	0.0%	100.0%	100.0%	—	272,962	136,300	409,262	—	27.73	27.73
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	54.7%	87.7%	483,465	144,782	—	628,247	15.00	22.00	16.19
Market Street Village	TX	136,746	19,879	156,625	75.2%	94.0%	77.6%	1,028,209	436,752	120,000	1,584,961	9.99	23.38	12.05
Plaza at Cedar Hill	TX	227,106	72,741	299,847	73.8%	96.2%	79.2%	1,717,116	1,450,413	—	3,167,530	10.25	20.72	13.34
Plaza Volente	TX	105,000	51,333	156,333	100.0%	54.7%	85.1%	1,155,000	767,670	110,000	2,032,670	11.00	27.34	14.45
Preston Commons	TX	—	27,539	27,539	0.0%	92.5%	92.5%	—	634,579	—	634,579	—	24.91	24.91
Sunland Towne Centre	TX	269,133	38,341	307,474	94.4%	68.7%	91.2%	2,170,019	460,136	104,809	2,734,965	8.54	17.47	9.38
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Gateway Shopping Center	WA	74,639	24,805	99,444	100.0%	67.5%	91.9%	1,497,779	516,129	144,000	2,157,908	20.06	30.82	22.04
Sandifur Plaza	WA	—	12,552	12,552	0.0%	82.5%	82.5%	—	196,320	—	196,320	—	18.96	18.96
		3,497,240	1,499,341	4,996,581	95.8%	76.6%	90.1%	$32,983,214	$24,139,801	$2,957,572	$60,080,587	$ 9.84	$21.03	$12.70

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 12/31/09

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